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                                                                    EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Hines Horticulture, Inc. (the "registrant") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Robert A. Ferguson, President, Chief Executive Officer and Director of the registrant, certify, pursuant to 18 U.S.C. ss.1350, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date: November 12, 2004
                                           /s/ ROBERT A. FERGUSON
                                           ----------------------
                                           Robert A. Ferguson
                                           President, Chief Executive Officer
                                           and Director
                                           (Principal Executive Officer)